UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07225

T. Rowe Price Capital Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Capital Opportunity Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The S&P 500 Index advanced 9.49% in the first half of 2012, driven by a strong first-quarter rally as European leaders took steps to contain the region’s sovereign debt crisis and the U.S. economy strengthened. But concerns about Europe flared up again in the spring as the crisis entered a new phase centered on Spain, while a string of disappointing monthly jobs gains revived worries that the U.S. recovery was stalling. U.S. stocks retreated in April and May but recouped some of their losses in June as investors grew hopeful that European leaders may have found tenable solutions to resolve their crisis. However, many details remain unaddressed, and time will tell whether the proposed solutions will be successful.

The Capital Opportunity Fund returned 9.63% for the six months ended June 30, 2012, exceeding the return of its benchmark, the S&P 500, as well as the Lipper Large-Cap Core Funds Index. (Returns for Advisor and R Class shares reflected their different fee structures.) Our objective is to outperform the S&P 500 by investing in our research analysts’ highest-conviction stocks while keeping sector and industry allocations close to their weights in the index. Skillful stock selection in industrials and business services and health care contributed most to outperformance, while our positions in the consumer staples and energy sectors weighed on relative returns.

MARKET ENVIRONMENT

U.S. stocks rallied in the first quarter as the economy showed signs of improvement and European leaders made progress in containing the region’s debt crisis. However, the tenor of economic news turned more negative in the spring. After growing strongly in the first quarter, monthly jobs growth from April to June weakened and the unemployment rate remained stuck at 8.2% in June, reinforcing other indicators suggesting that the U.S. recovery was losing steam. Investors also grew anxious about a slowdown in China, where data increasingly showed that the world’s second-largest economy was cooling after decades of rapid growth. Financial and political upheaval soared across the eurozone, raising worries about a disorderly Greek default and the survival of the currency bloc itself, although these fears largely subsided by the end of the period.

All sectors within the S&P 500 except energy gained over the reporting period. Telecommunication services, financials, and information technology ranked among the best-performing sectors. Consumer discretionary and health care stocks also outperformed the broad market, posting double-digit advances. Consumer staples, industrials and business services, materials, and utilities lagged the benchmark with milder gains. The energy sector declined as oil and natural gas prices slumped due to soaring domestic production and slowing global growth. Growth stocks outperformed value in the S&P 500.

PORTFOLIO REVIEW

The Capital Opportunity Fund does not make large sector bets. Rather, we strive to hold the best stocks in each sector. The total weight of all positions in each sector of the fund approximates that sector’s weight in the S&P 500. Consequently, a sector that lags the index may contribute to the fund’s relative performance due to favorable stock selection. This was the case for the industrials and business services sector over the past six months. Industrials trailed the S&P 500’s return and ranked near the bottom of all 10 sectors in the index over the reporting period, but it was the top contributor to relative returns due to good stock selection.

Our overweight position in manufacturer Ingersoll-Rand lifted results the most in the industrials sector. We owned Ingersoll-Rand for its attractive stock price, which reflected some doubts about management’s ability to execute strategy across its diversified businesses. We believed Ingersoll-Rand had strong turnaround potential, and our patience was rewarded in May when a prominent hedge fund disclosed that it bought a large stake in the company and met with management to discuss ways to lift its underperforming stock. We trimmed our position following its strong relative performance. Cooper Industries, a top U.S. electrical manufacturer, also boosted relative returns in the industrials sector. We held an overweight position due to its attractive stock price, capable management team, and our research analyst’s belief that the company was a likely takeover candidate. Our thesis proved correct when Eaton Corp. agreed to acquire Cooper in May at a hefty premium for $11.8 billion, sending Cooper’s shares to a multiyear high. We took some profits in our Cooper position after the merger announcement. Danaher, a longtime overweight position in the fund, was another solid contributor. Danaher is a diversified manufacturer that sells to medical, industrial, and commercial customers. The company has a strong track record of adding value through acquisitions, and a recent restructuring left it well positioned to increase earnings in a slow-growth economy. Danaher’s shares appreciated nicely over the period, and we continue to maintain an overweight position. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Good stock selection in health care also boosted relative returns. Our out-of-benchmark position in hospital chain HCA Holdings drove results in this sector. Shares of HCA slumped last summer driven by fears of looming Medicare cuts. We took advantage of the decline to build our position as we believed the market was misjudging the impact of Medicare cuts and overlooking HCA’s strong free cash flow generation and high-quality assets. Our positioning in HCA paid off in June after its shares soared on news that the Supreme Court upheld the constitutionality of the Affordable Care Act as investors theorized that more hospital patients would be covered by insurance, which would reduce bad debt expense. Edwards Lifesciences, a maker of artificial heart valves, also contributed strongly to relative performance. We had an overweight position based on our analyst’s high level of conviction in Edwards’ transcatheter valve business, which was borne out when the company won regulatory approval in June for one of its devices to be used in patients as an alternative to open-heart surgery. News of the approval pushed its stock up to a record high. Our overweight position in Gilead Sciences also proved helpful. Shares of Gilead, the world’s biggest HIV drugmaker, have been volatile in recent months as investors reacted to varying results of clinical studies for an experimental hepatitis C drug. We believe that its prospects are promising, and Gilead will be an important player among the drug companies that are developing new ways to cure hepatitis C.

Our stock selection proved less favorable in consumer staples. Our underweight in Wal-Mart Stores hurt relative returns most in this sector. Wal-Mart’s shares rose to a multiyear high in June as its focus on low prices resonated with customers amid a weak economy and high unemployment. Our positioning in Wal-Mart does not reflect a negative view of the company, but rather our view that there are better growth opportunities in retail such as dollar stores, auto parts, and home furnishings. Our underweight position in warehouse retailer Costco Wholesale, another strong performer, also hurt relative performance. We remain underweight Costco due to its expensive valuation relative to other names and concerns that it will have a difficult time meeting high expectations for continued growth. Lastly, our overweight in Avon Products slightly detracted from relative returns. Avon has faced many problems in recent years ranging from poor earnings to a bribery probe in China, resulting in a management shakeup in the past year. We welcomed the management change but were disappointed with the board’s handling of the takeover offer from Coty Inc., which validated our belief that Avon is a valuable asset in the beauty category with an enviable presence in fast-growing emerging markets. We still believe there is a great opportunity for sales acceleration and margin expansion at Avon but have reduced our near-term price target and delayed our expectations for a turnaround in light of recent developments.

Our positioning in the consumer discretionary sector detracted slightly from relative performance. Our lack of exposure to good 2012 performers such as media conglomerate News Corp. and discount clothing retailer TJX Companies hurt results. However, our positions in discount chain Dollar General and online travel company Priceline.com, both of which ranked among the fund’s top relative contributors, helped offset the sector’s decline, as did our holding of Ross Stores, a competitor of TJX. Our holdings in energy stocks modestly detracted from relative returns.

We made some significant position changes in the fund over the period. We increased our position in Bank of America, whose stock has lagged its sector and the broader market for years, because we believe that it has strong upside potential once its chief executive implements major cost cuts. Bank of America has resolved most of the problems stemming from its ill-fated 2008 acquisition of Countrywide Financial, and compared with many of its global peers, it is more exposed to the gradually recovering U.S. housing market and less exposed to Europe’s debt problems. Dell was another significant purchase and represented our top overweight position at the end of June. Dell has strengthened its management team and invested heavily in services, storage, and software, all of which are more profitable, durable, and faster-growing businesses than personal computers. We believe Dell’s current valuation does not reflect the company’s evolution from a predominantly PC manufacturer to a more diverse and attractive business. Among major sales, we eliminated drugmaker Bristol-Myers Squibb to buy more compelling opportunities in health care such as Eli Lilly and Alexion Pharmaceutical. We reduced our position in chipmaker Intel after a period of strong performance to buy other semiconductor names with greater upside potential such as Atmel and Nvidia.

OUTLOOK

After a brief spell of optimism in the first quarter, risk aversion has returned to the market with a vengeance as the threats to global growth have intensified in recent months. A resolution to Europe’s long-running debt crisis is progressing slowly, but in some countries the crisis appears to be getting worse. China’s economy appears to be decelerating faster than expected, which will have a meaningful impact on the many countries that depend on it for growth. Meanwhile, the U.S. continues to grapple with a fitful recovery, high unemployment, and a looming “fiscal cliff” when a series of tax increases and spending cuts are scheduled to occur at year-end. We believe these risks will encourage the Federal Reserve to stick to its highly accommodative monetary policy.

In January, we noted that heightened uncertainty produced little dispersion in stock moves within a sector, making outperformance for a strategy like ours more challenging. We also noted that periods of extremely high correlations rarely last long. Our prediction proved accurate earlier this year as the record correlations that prevailed for most of 2011 subsided. By the end of the second quarter, however, stocks within each sector began moving in near lockstep with each other as a “risk on, risk off” mentality once again took hold. As we stated last time, we continue to believe that the market will eventually revert to one that rewards those who do good fundamental research and pick stocks based on their unique attributes.

We have taken advantage of the recent bouts of volatility to buy high-conviction stocks, trim names whose valuations appear full, and identify new investment ideas. We believe near-term geopolitical uncertainty underscores the value of our investment strategy, which uses rigorous fundamental analysis to identify favorable long-term investments within each sector of the S&P 500 in our ongoing effort to enhance shareholder value.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Anna M. Dopkin
President of the fund and chairman of its Investment Advisory Committee

July 13, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

GLOSSARY

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Track the performance of the largest mutual funds in a particular category as determined by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/earnings (P/E) ratio–12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. This ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher this P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

S&P 500 Index: Tracks the stocks of 500 mostly large-cap U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/12

Best Contributors		Worst Contributors	
Apple	21¢	Google	-2¢
AT&T	6	Procter & Gamble	-2
Microsoft	6	Dell	-2
General Electric	4	Hess	-1
Wells Fargo	4	Juniper Networks	-1
Amazon.com	3	McDonald's	-1
Walt Disney	3	Carmax	-1
Comcast	3	Sandisk*	-1
Bank of America	3	Exelon	-1
Priceline.com	2	Atmel	-1
Total	55¢	Total	-13¢

12 Months Ended 6/30/12

Best Contributors		Worst Contributors	
Apple	29¢	Citigroup	-5¢
Microsoft	6	Schlumberger	-4
AT&T	6	Hewlett-Packard**	-3
ExxonMobil	4	Baker Hughes	-3
Philip Morris International	4	Goldman Sachs	-3
Wells Fargo	4	Juniper Networks	-3
IBM	3	Dell	-3
Merck	3	Metlife	-3
Pfizer	3	Hess	-2
General Electric	3	Freeport-McMoRan Copper & Gold	-2
Total	65¢	Total	-31¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 14.44	$ 14.42	$ 12.88	$ 10.08	$ 16.18	$ 15.89
Investment activities						
Net investment income(1)	0.10	0.17	0.16	0.16	0.18	0.16
Net realized and unrealized gain (loss)	1.29	0.01	1.55	2.79	(6.09)	0.73
Total from investment activities	1.39	0.18	1.71	2.95	(5.91)	0.89
Distributions						
Net investment income	–	(0.16)	(0.17)	(0.15)	(0.14)	(0.15)
Net realized gain	–	–	–	–	(0.05)	(0.45)
Total distributions	–	(0.16)	(0.17)	(0.15)	(0.19)	(0.60)
NET ASSET VALUE						
End of period	**$ 15.83**	**$ 14.44**	**$ 14.42**	**$ 12.88**	**$ 10.08**	**$ 16.18**

Ratios/Supplemental Data

Total return(2)	9.63%	1.29%	13.30%	29.28%	(36.48)%	5.64%
Ratio of total expenses to average net assets	0.76%(3)	0.77%	0.74%	0.79%	0.79%	0.74%
Ratio of net investment income to average net assets	1.32%(3)	1.17%	1.19%	1.42%	1.30%	0.97%
Portfolio turnover rate	19.4%	36.6%	37.6%	43.2%	64.1%	53.9%
Net assets, end of period (in thousands)	$ 363,946	$ 283,003	$ 257,242	$ 228,507	$ 169,418	$ 252,581

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 14.40	$ 14.37	$ 12.83	$ 10.05	$ 16.18	$ 15.92
Investment activities						
Net investment income[(1)]	0.07	0.12	0.11	0.13[(2)]	0.14[(2)]	0.11[(2)]
Net realized and unrealized gain (loss)	1.29	0.01	1.55	2.76	(6.08)	0.72
Total from investment activities	1.36	0.13	1.66	2.89	(5.94)	0.83
Distributions						
Net investment income	–	(0.10)	(0.12)	(0.11)	(0.14)	(0.12)
Net realized gain	–	–	–	–	(0.05)	(0.45)
Total distributions	–	(0.10)	(0.12)	(0.11)	(0.19)	(0.57)
NET ASSET VALUE						
End of period	**$ 15.76**	**$ 14.40**	**$ 14.37**	**$ 12.83**	**$ 10.05**	**$ 16.18**

Ratios/Supplemental Data

Total return[(3)]	**9.44%**	**0.93%**	**12.96%**	**28.76%[(2)]**	**(36.66)%[(2)]**	**5.25%[(2)]**
Ratio of total expenses to average net assets	1.10%[(4)]	1.10%	1.10%	1.10%[(2)]	1.10%[(2)]	1.10%[(2)]
Ratio of net investment income to average net assets	0.96%[(4)]	0.81%	0.84%	1.15%[(2)]	1.42%[(2)]	0.63%[(2)]
Portfolio turnover rate	19.4%	36.6%	37.6%	43.2%	64.1%	53.9%
Net assets, end of period (in thousands)	$ 5,177	$ 5,218	$ 9,246	$ 6,470	$ 6,546	$ 549

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/12.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 14.44	$ 14.43	$ 12.88	$ 10.10	$ 16.17	$ 15.91
Investment activities						
Net investment income[(1)]	0.05[(2)]	0.08[(2)]	0.08	0.09[(2)]	0.10[(2)]	0.06[(2)]
Net realized and unrealized gain (loss)	1.30	0.01	1.55	2.79	(6.06)	0.73
Total from investment activities	1.35	0.09	1.63	2.88	(5.96)	0.79
Distributions						
Net investment income	–	(0.08)	(0.08)	(0.10)	(0.06)	(0.08)
Net realized gain	–	–	–	–	(0.05)	(0.45)
Total distributions	–	(0.08)	(0.08)	(0.10)	(0.11)	(0.53)
NET ASSET VALUE						
End of period	**$ 15.79**	**$ 14.44**	**$ 14.43**	**$ 12.88**	**$ 10.10**	**$ 16.17**

Ratios/Supplemental Data

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Total return[(3)]	**9.35%[(2)]**	**0.64%[(2)]**	**12.67%**	**28.52%[(2)]**	**(36.83)%[(2)]**	**5.00%[(2)]**
Ratio of total expenses to average net assets	1.35%[(2)(4)]	1.35%[(2)]	1.35%	1.35%[(2)]	1.35%[(2)]	1.35%[(2)]
Ratio of net investment income to average net assets	0.73%[(2)(4)]	0.58%[(2)]	0.61%	0.81%[(2)]	0.72%[(2)]	0.38%[(2)]
Portfolio turnover rate	19.4%	36.6%	37.6%	43.2%	64.1%	53.9%
Net assets, end of period (in thousands)	$ 2,129	$ 1,029	$ 1,168	$ 753	$ 282	$ 493

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.35% contractual expense limitation in effect through 4/30/14.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 99.0%		
CONSUMER DISCRETIONARY 12.2%		
Auto Components 0.3%		
Johnson Controls	23,900	662
TRW (1)	10,300	379
		1,041
Automobiles 0.4%		
General Motors (1)	44,400	876
Harley-Davidson	11,200	512
		1,388
Hotels, Restaurants & Leisure 2.8%		
Carnival	42,600	1,460
Chipotle Mexican Grill (1)	2,000	760
Las Vegas Sands	25,900	1,126
Marriott, Class A	8,375	328
McDonald's	29,400	2,603
Starbucks	36,600	1,952
Starwood Hotels & Resorts Worldwide	12,600	668
Wynn Resorts	1,400	145
Yum! Brands	20,600	1,327
		10,369
Household Durables 0.2%		
Harman International	9,300	368
Lennar, Class A	13,300	411
		779
Internet & Catalog Retail 1.8%		
Amazon.com (1)	14,300	3,266
Groupon (1)	29,100	309
Liberty Interactive (1)	28,400	505
Netflix (1)	7,200	493

priceline.com (1)	3,000	1,994
		6,567
Leisure Equipment & Products 0.1%		
Hasbro	13,200	447
		447
Media 2.9%		
Charter Communications, Class A (1)	3,600	255
Comcast, Class A	70,500	2,254
DIRECTV (1)	15,500	757
Discovery Communications, Class C (1)	16,300	816
McGraw-Hill	12,100	544
Omnicom	13,700	666
Time Warner	38,200	1,471
Time Warner Cable, Class A	13,825	1,135
Walt Disney	61,200	2,968
		10,866
Multiline Retail 1.5%		
Dollar General (1)	25,600	1,392
Kohl's	43,100	1,961
Macy's	29,700	1,020
Target	19,600	1,141
		5,514
Specialty Retail 1.6%		
AutoZone (1)	2,800	1,028
Bed Bath & Beyond (1)	6,100	377
CarMax (1)	56,400	1,463
Home Depot	34,440	1,825
Lowe's	4,260	121
Ross Stores	17,300	1,081
		5,895

Textiles, Apparel & Luxury Goods 0.6%		
Coach	18,400	1,076
Nike, Class B	14,800	1,299
		2,375
Total Consumer Discretionary		45,241
CONSUMER STAPLES 10.0%		
Beverages 3.3%		
Coca-Cola	56,340	4,405
Coca-Cola Enterprises	41,800	1,172
Dr Pepper Snapple	19,100	836
Molson Coors Brewing, Class B	22,100	920
PepsiCo	70,650	4,992
		12,325
Food & Staples Retailing 1.5%		
CVS Caremark	29,939	1,399
Kroger	32,700	758
Wal-Mart	31,960	2,228
Whole Foods Market	11,200	1,068
		5,453
Food Products 1.4%		
Archer-Daniels-Midland	18,400	543
General Mills	45,200	1,742
Green Mountain Coffee (1)	8,800	192
Kellogg	24,500	1,209
Kraft Foods, Class A	39,287	1,517
		5,203
Household Products 2.1%		
Colgate-Palmolive	12,385	1,289
Energizer (1)	9,400	707

Procter & Gamble	97,790	5,990
		7,986
Personal Products 0.2%		
Avon	53,500	867
		867
Tobacco 1.5%		
Altria Group	44,300	1,531
Philip Morris International	45,810	3,997
		5,528
Total Consumer Staples		37,362
ENERGY 11.1%		
Energy Equipment & Services 1.6%		
Baker Hughes	31,736	1,305
Cameron International (1)	7,800	333
FMC Technologies (1)	13,460	528
Noble	12,700	413
Schlumberger	50,099	3,252
		5,831
Oil, Gas & Consumable Fuels 9.5%		
Anadarko Petroleum	14,800	980
Apache	5,000	439
Chevron	66,872	7,055
Cimarex Energy	3,700	204
Concho Resources (1)	2,600	221
CONSOL Energy	12,900	390
Devon Energy	28,400	1,647
EQT	7,500	402
ExxonMobil	148,139	12,676
Hess	29,900	1,299
Marathon Petroleum	14,100	633

Murphy Oil	26,500	1,333
Newfield Exploration (1)	14,900	437
Occidental Petroleum	9,460	811
Peabody Energy	12,300	302
Phillips 66 (1)	28,910	961
Pioneer Natural Resources	7,000	618
Range Resources	9,100	563
Southwestern Energy (1)	24,200	773
Spectra Energy	46,700	1,357
Valero Energy	30,900	746
Williams Companies	44,500	1,283
WPX Energy (1)	18,933	306
		35,436
Total Energy		41,267

FINANCIALS 14.3%

Capital Markets 1.7%

Ameriprise Financial	12,000	627
Franklin Resources	6,400	710
Goldman Sachs	14,900	1,428
Invesco	37,100	839
Morgan Stanley	75,300	1,099
Northern Trust	28,300	1,302
TD Ameritrade Holding	20,000	340
		6,345

Commercial Banks 3.0%

Fifth Third Bancorp	37,500	503
Huntington Bancshares	63,900	409
PNC Financial Services Group	21,500	1,314
Regions Financial	98,100	662
SunTrust	48,900	1,185
U.S. Bancorp	78,900	2,537

Wells Fargo	123,959	4,145
Zions Bancorporation	20,900	406
		11,161
Consumer Finance 0.8%		
American Express	25,700	1,496
Capital One Financial	9,800	536
Discover Financial	13,200	456
SLM Corporation	17,700	278
		2,766
Diversified Financial Services 3.3%		
Bank of America	380,661	3,114
Citigroup	62,990	1,727
CME Group	4,000	1,072
IntercontinentalExchange (1)	5,500	748
JPMorgan Chase	134,600	4,809
Moody's	23,200	848
		12,318
Insurance 3.4%		
Allstate	53,300	1,870
Berkshire Hathaway, Class B (1)	32,500	2,708
Chubb	21,400	1,558
Loews	13,000	532
Marsh & McLennan	34,800	1,122
MetLife	57,000	1,759
Sun Life Financial	9,600	209
The Travelers Companies	16,600	1,060
Willis Group Holdings	13,700	500
XL Group	67,300	1,416
		12,734
Real Estate Investment Trusts (REITs) 2.1%		
American Tower, REIT	22,917	1,602

AvalonBay Communities, REIT	1,300	184
General Growth Properties, REIT	23,000	416
Prologis, REIT	23,040	766
Public Storage, REIT	5,500	794
Simon Property Group, REIT	13,220	2,058
Vornado Realty Trust, REIT	14,200	1,192
Weyerhaeuser, REIT	27,812	622
		7,634
Total Financials		52,958

HEALTH CARE 12.0%

Biotechnology 1.8%

Alexion Pharmaceuticals (1)	8,200	814
Amgen	24,300	1,775
Biogen Idec (1)	10,200	1,473
Celgene (1)	10,200	654
Dendreon (1)	23,000	170
Gilead Sciences (1)	37,460	1,921
		6,807

Health Care Equipment & Supplies 2.1%

Baxter International	20,900	1,111
C. R. Bard	3,800	408
Covidien	24,350	1,303
DENTSPLY International	30,500	1,153
Edwards Lifesciences (1)	9,400	971
St. Jude Medical	12,700	507
Stryker	28,700	1,581
Zimmer Holdings	11,700	753
		7,787

Health Care Providers & Services 2.4%

AmerisourceBergen	11,500	452

DaVita (1)	2,800	275
Express Scripts Holding (1)	31,634	1,766
HCA Holdings	19,500	593
Humana	3,700	287
McKesson	11,900	1,116
Quest Diagnostics	8,700	521
UnitedHealth Group	44,900	2,627
WellPoint	17,200	1,097
		8,734
Life Sciences Tools & Services 0.4%		
Agilent Technologies	12,900	506
Life Technologies (1)	3,800	171
Thermo Fisher Scientific	18,600	966
		1,643
Pharmaceuticals 5.3%		
Abbott Laboratories	31,600	2,037
Allergan	10,000	926
Eli Lilly	28,600	1,227
Hospira (1)	4,200	147
Johnson & Johnson	82,000	5,540
Merck	99,994	4,175
Pfizer	241,992	5,566
		19,618
Total Health Care		44,589
INDUSTRIALS & BUSINESS SERVICES 10.7%		
Aerospace & Defense 2.7%		
Boeing	40,300	2,994
Honeywell International	35,500	1,982
Precision Castparts	6,400	1,053
Raytheon	6,500	368

Textron	38,400	955
United Technologies	34,500	2,606
		9,958
Air Freight & Logistics 1.1%		
C.H. Robinson Worldwide	5,400	316
Expeditors International of Washington	3,100	120
FedEx	13,800	1,264
UPS, Class B	28,200	2,221
		3,921
Airlines 0.1%		
United Continental (1)	17,900	435
		435
Commercial Services & Supplies 0.4%		
Cintas	9,100	351
Stericycle (1)	13,700	1,256
		1,607
Construction & Engineering 0.1%		
Fluor	7,800	385
		385
Electrical Equipment 0.8%		
Cooper Industries	11,700	798
Emerson Electric	42,100	1,961
		2,759
Industrial Conglomerates 3.3%		
3M	30,400	2,724
Danaher	57,400	2,989
GE	277,000	5,773
McDermott International (1)	13,600	152

Tyco International	11,700	618
		12,256
Machinery 1.1%		
Caterpillar	4,300	365
Cummins	12,600	1,221
Deere	11,800	954
Ingersoll-Rand	23,300	983
Pall	6,000	329
Stanley Black & Decker	5,400	348
		4,200
Professional Services 0.1%		
Robert Half International	14,040	401
		401
Road & Rail 0.8%		
CSX	42,900	959
Union Pacific	17,400	2,076
		3,035
Trading Companies & Distributors 0.2%		
Fastenal	11,200	451
W. W. Grainger	1,300	249
		700
Total Industrials & Business Services		39,657
INFORMATION TECHNOLOGY 19.0%		
Communications Equipment 1.9%		
Cisco Systems	185,700	3,188
Juniper Networks (1)	73,400	1,197
Qualcomm	48,400	2,695
		7,080

Computers & Peripherals 6.0%		
Apple (1)	28,800	16,819
Dell (1)	223,200	2,795
EMC (1)	59,700	1,530
Sandisk (1)	29,300	1,069
		22,213
Internet Software & Services 1.7%		
Akamai Technologies (1)	13,500	429
eBay (1)	14,500	609
Google, Class A (1)	8,900	5,162
		6,200
IT Services 2.9%		
Accenture, Class A	19,230	1,156
Automatic Data Processing	17,750	988
Fidelity National Information	8,200	279
IBM	21,300	4,166
MasterCard, Class A	4,300	1,849
Paychex	4,600	145
Visa, Class A	14,200	1,756
Western Union	35,000	589
		10,928
Office Electronics 0.1%		
Xerox	48,100	379
		379
Semiconductor & Semiconductor Equipment 2.1%		
Applied Materials	71,000	814
Atmel (1)	153,100	1,026
Broadcom, Class A	32,100	1,085
Intel	18,900	504
Lam Research (1)	10,800	407
Marvell Technology Group	44,400	501

Micron Technology (1)	152,800	964
NVIDIA (1)	94,800	1,310
Texas Instruments	24,500	703
Xilinx	8,500	285
		7,599
Software 4.3%		
Autodesk (1)	34,900	1,221
Check Point Software Technologies (1)	4,500	223
Electronic Arts (1)	9,500	117
Microsoft	271,300	8,299
Oracle	157,700	4,684
Red Hat (1)	15,200	858
Salesforce.com (1)	4,800	664
		16,066
Total Information Technology		70,465
MATERIALS 3.6%		
Chemicals 2.4%		
Air Products & Chemicals	2,900	234
Celanese, Class A	10,500	364
Dow Chemical	18,100	570
Ecolab	14,800	1,014
Lyondellbasell Industries, Class A	22,200	894
Monsanto	23,000	1,904
Potash Corporation of Saskatchewan	17,900	782
PPG Industries	9,000	955
Praxair	11,400	1,240
Sherwin-Williams	7,000	926
		8,883
Construction Materials 0.2%		
Martin Marietta Materials	7,300	576

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 2,141	$ 3,347
Net realized gain	4,471	5,918
Change in net unrealized gain (loss)	22,620	(5,985)
Increase in net assets from operations	29,232	3,280
Distributions to shareholders		
Net investment income		
Investor Class	–	(3,190)
Advisor Class	–	(36)
R Class	–	(6)
Decrease in net assets from distributions	–	(3,232)
Capital share transactions*		
Shares sold		
Investor Class	82,707	84,623
Advisor Class	558	767
R Class	1,121	464
Distributions reinvested		
Investor Class	–	1,296
Advisor Class	–	36
R Class	–	5
Shares redeemed		
Investor Class	(30,402)	(59,953)
Advisor Class	(1,080)	(5,082)
R Class	(134)	(610)
Increase in net assets from capital share transactions	52,770	21,546
Net Assets		
Increase during period	82,002	21,594
Beginning of period	289,250	267,656
End of period	**$ 371,252**	**$ 289,250**
Undistributed net investment income	2,655	514

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Capital Opportunity Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks. The fund has three classes of shares: the Capital Opportunity Fund original share class, referred to in this report as the Investor Class, offered since November 30, 1994; the Capital Opportunity Fund–Advisor Class (Advisor Class), offered since December 31, 2004; and the Capital Opportunity Fund–R Class (R Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $5,000 for the six months ended June 30, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2012, the fund held equity futures with cumulative unrealized gain of $89,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended June 30, 2012, the fund recognized $228,000 of realized gain on Futures and a $12,000 change in unrealized gain on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At June 30, 2013, there were no securities on loan.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $118,056,000 and $63,530,000, respectively, for the six months ended June 30, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2012, the fund had $32,773,000 of available capital loss carryforwards, which expire as follows: $6,506,000 in fiscal 2016 and $25,950,000 in fiscal 2017; $317,000 have no expiration.

At June 30, 2012, the cost of investments for federal income tax purposes was $298,825,000. Net unrealized gain aggregated $72,265,000 at period-end, of which $90,260,000 related to appreciated investments and $17,995,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

The R Class is also subject to a contractual expense limitation through April 30, 2014. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.35%. The class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2016. Pursuant to this agreement, expenses in the amount of $2,000 were reimbursed by Price Associates during the six months ended June 30, 2012. Including these amounts, expenses previously reimbursed by Price Associates in the amount of $7,000 remain subject to repayment at June 30, 2012.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $83,000 for Price Associates; $56,000 for T. Rowe Price Services, Inc.; and $8,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,227,569 shares of the Investor Class, representing 5% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the fund’s Advisor Class and R Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor with respect to the Advisor Class and R Class) was at or below the median for comparable funds. The information also indicated that the total expense ratio (for the Investor Class) was below the median for comparable funds, the total expense ratio (for the Advisor Class) was at or below the median for comparable funds, and the total expense ratio (for the R Class) was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Opportunity Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012